EXHIBIT 10.2
FOURTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND JOINT
ESCROW INSTRUCTIONS
          This Fourth Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions (this “Fourth Amendment”) is entered into by CENTURY PROPERTIES HENDERSON 18 LLC, a Nevada limited liability company (“Buyer”), and PIONEER AMERICAS LLC, a Delaware limited liability company, as successor to Pioneer Chlor Alkali Company Inc. (“Seller”), effective July 7, 2006.
RECITALS:
          A.      Marnell Properties, LLC, a Nevada limited liability company (“Marnell”), and Seller executed an Agreement of Purchase and Sale and Joint Escrow Instructions (“Purchase and Sale Agreement”) effective as of June 3, 2005; and,
          B.      By an Assignment And First Amendment To Agreement Of Purchase And Sale And Joint Escrow Instructions effective as of October 31, 2005, Marnell assigned its right, title and interest under the Purchase and Sale Agreement to CENTURY STEEL, INC., a Nevada corporation (“Century Steel”); and,
          C.      By a Second Assignment and Second Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions, Century Steel assigned its right, title and interest under the Purchase and Sale Agreement to Buyer; and,
          D.      By a Third Amendment To Agreement Of Purchase And Sale And Joint Escrow Instructions effective June 30, 2006 Buyer and Seller changed the last two sentences of Section 9(b) of the Purchase and Sale Agreement to state that the Closing shall be extended to July 7, 2006 and,
          E.      Buyer and Seller wish to amend the Purchase and Sale Agreement.
          NOW, THEREFORE, Buyer and Seller agree as follows:
          1.      Recital A of the Sale Agreement is removed and replaced with the following:
         “Seller is the owner of certain real estate located in Clark County, Nevada being “Parcel 1-A,” “Parcel 2-A” and “Parcel 3-A” on the Amended Parcel Map attached hereto as Exhibit “A” (the “Amended Parcel Map”) (Parcel 1-A, Parcel 2-A and Parcel 3-A on the Amended Parcel Map are referred to collectively as the “Property”).”

          AND in Recital A of the Purchase and Sale Agreement, Exhibit “A,” the Amended Parcel Map is removed and replaced with Exhibit “A” to this Fourth Amendment.
         2.      Paragraph 5(e)(v) of the Sale Agreement is removed and replaced with the following:
            v.      A lease agreement dated as of April 26, 2005 a memorandum thereof having been recorded December 28, 2005 in Book 20051228 as Instrument 00946 of Official Records in the Office of the County Recorder, Clark County, Nevada for billboard locations on the Property with Peckman Sign Company, LLC, as amended by an amendment thereto dated September 7, 2005, concerning the lease of billboard locations at the Property, with a second amendment to be executed to reflect the locations of five billboards to be built on the Property and corresponding amendment to the recorded lease memorandum (the lease agreement dated as of April 26, 2005, the memorandum thereof recorded December 28, 2005 in Book 20051228 as Instrument 00946, the amendment thereto dated September 7, 2005, the second amendment to be executed to reflect the locations of five billboards to be built on the Property and corresponding amendment to the recorded lease memorandum are attached as Exhibit B and incorporated by reference and are hereinafter referred to collectively as the “Peckman Sign Company Billboard Lease”).
         AND in Paragraph 5(e)(v) of the Sale Agreement, Exhibit B is removed and replaced with Exhibit B to this Fourth Amendment.
         3.      Paragraph 5(e)(vi) is removed and replaced with the following:
         vi.      Miscellaneous dedications and easements (not herein detailed) including, without limitation, the locations of the five billboards to be built on the Property to be constructed under the Peckman Sign Company Billboard Lease, an easement for water pipelines to be granted in favor of the City of Henderson, an easement for electrical lines for the signs to be constructed under the Peckman Sign Company Billboard Lease and any other dedications and easements shown, or required to be shown by various governmental agencies, on the Amended Parcel Map;
         4.      In Paragraph 5(e)(vii) of the Sale Agreement, Exhibit “C,” the Declaration of Covenants Conditions and Restrictions is removed and replaced with the form attached as Exhibit “C” to this Fourth Amendment.

         5.      Paragraph 5(e)(viii) is removed and replaced with the following:
         viii. The dedication of Eastgate Road within a portion of the land shown on the Amended Parcel Map, and the grant of easements related to the construction and use of Eastgate Road, the imposition on some of the land shown on the Amended Parcel Map with the obligation to construct certain improvements related to Eastgate Road through a recorded document (the “Restrictive Covenant Running With the Land”), and the vacation and abandonment of an access easement shown on a parcel map recorded in File 100, Page 24 of Parcel Maps, Office of the County Recorder, of Clark County, Nevada; and
         6.      The last word in Paragraph 6(c) of the Sale Agreement is removed and replaced with the “Agreement.”
         7.      Paragraph 6(e) of the Sale Agreement is removed and replaced with the following:
         e.      The dedication on the Amended Parcel Map of a portion of the land shown thereon for Eastgate Road together with the grant of various easements related to Eastgate Road, the imposition of a “Restrictive Covenant Running With the Land” a document burdening Parcel 1-A, Parcel 2-A, Parcel 3-A and Parcel 4-A as shown on the Amended Parcel Map with an obligation to construct certain improvements related to Eastgate Road, the vacation and abandonment of an access easement shown on a parcel map recorded in File 100, Page 24 of Parcel Maps, Office of the County Recorder, Clark County, Nevada;
         8.      Paragraph 6(g) of the Sale Agreement is removed and replaced with the following:
         g.      Miscellaneous dedications and easements (not herein detailed) and any other matters shown on the Amended Parcel Map
         9.      The second sentence of Paragraph 7(a) of the Agreement is amended by changing the punctuation of the phrase (“Permitted Exceptions”) by removing the parentheses and adding the word “as” so as to read “as Permitted Exceptions.”

         10.      The words “the Property” in Paragraph 8(e) of the Sale Agreement are removed and replaced with “some of the land shown on the Amended Parcel Map.”
         11.      The last two sentences of Section 9(b) of the Purchase and Sale Agreement shall be replaced with the following sentence:
The Closing shall be extended to a date that must occur
before September 30, 2006.
         12.      Paragraph 9(c) of the Sale Agreement is removed and replaced with the following:
         c.       Recordation of the Amended Parcel Map and the Restrictive Covenant Running With the Land, and the Declaration of Covenants Conditions and Restrictions. On June 20, 2006, Seller submitted the Amended Parcel Map for review by Clark County, Nevada. Upon approval of the Amended Parcel Map as so submitted by Clark County, Nevada, Seller agrees to be contractually obligated to record the Amended Parcel Map before title to the Property is transferred or possession is delivered. At the Closing, Seller will record (or cause to be recorded) in the appropriate order in the records of the Office of the County Recorder, Clark County, Nevada, the Amended Parcel Map, the Restrictive Covenant Running With the Land and the Declaration of Covenants Conditions and Restrictions.
         13.      Paragraph 9(e) is amended by adding the word “and” to the defined term “Grant Bargain Sale Deed” in clause (i); adding “The Declaration of Covenants Conditions and Restrictions;” as new clause (ii) thereof, then renumbering the remaining clause and finally removing the words “and any condemnation damages to be paid by the City of Henderson for condemnation of a portion of the Property for Eastgate Road” from clause (iv) thereof.
         14.      The following phrase is added as a new Paragraph 9(g):
         g.       Deposits by Others. Prior to the Closing, others may deposit the Amended Parcel Map, releases of the lien of the indenture securing certain of Seller’s debt, the Restrictive Covenant Running with Land.
     And the remaining paragraphs of Section 9 are appropriately renumbered.
         14.      Paragraph 9(h) is amended by adding:
If so instructed, cause the Amended Parcel Map, any releases of the lien of the indenture securing certain of Seller’s debt, the

Restrictive Covenant Running with Land and the Declaration of Covenants Conditions and Restrictions to be recorded in the Official Records of Clark County, Nevada in such order as the parties depositing same may direct;
As a new clause (ii) thereof and renumbering the remaining clauses.
AND by inserting the word “and” in clause (iii) and (iv) thereof so that the defined term is corrected to read: “Grant Bargain and Sale Deed.”
         15.      The words “and any condemnation damages to be paid by the City of Henderson for condemnation of a portion of the Property for Eastgate Road” are removed from the end of Paragraph 9(e)(iv) of the Sale Agreement.
         16.      Paragraph 11(a) is amended by removing the words “or is” in the first line thereof and adding in their place the phrase “because the Closing did not occur on or before September 30, 2006 or is otherwise”
         17.      Section 16 is amended by replacing the name “Kent Stephenson” with name “Michael McGovern” in the notice address for Seller.
         18.      Section 20 is amended by adding the word “and” so that the defined term is corrected to read: “Grant Bargain and Sale Deed.”
          The parties may sign this Agreement in counterparts. The signature pages from the counterparts may be attached to one counterpart to form a single document.
SAVE AND EXCEPT as amended by this Agreement, the Purchase and Sale Agreement remains unmodified and in full force and effect

SELLER:		BUYER:

PIONEER AMERICAS LLC, a Delaware limited liability company, as successor to Pioneer Chlor Alkali Company Inc.		CENTURY PROPERTIES HENDERSON 18 LLC, a Nevada limited liability company
		By:	/s/ Todd Leany Its Manager
By:	/s/ Michael Y. McGovern Michael Y. McGovern Its President and CEO

AGREED AND APPROVED: CENTURY STEEL, INC., a Nevada corporation
By:	/s/ Todd Leany
Title: President

EXHIBIT 10.2
Exhibit A to
Fourth Amendment to Agreement of Purchase and Sale and Joint Escrow
Instructions
Amended Parcel Map as Submitted to Clark County, Nevada on June 20, 2006
[omitted]

EXHIBIT 10.2
Exhibit B to
Fourth Amendment to Agreement of Purchase and Sale and Joint Escrow
Instructions
Lease Agreement between Pioneer Companies, Inc. and Peckman Sign Company, Inc.
[omitted]

EXHIBIT 10.2
Exhibit C to
Fourth Amendment to Agreement of Purchase and Sale and Joint Escrow
Instructions
Creation of Easement and Declaration of Covenant made by Pioneer Americas LLC
[omitted]